SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 13, 2004

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 786-3000

EXPLANATORY NOTE

This amendment to the Form 8-K is being furnished herewith for the purpose of correcting a computational error in Exhibit 99.1, the Registrant’s press release announcing 2003 fourth quarter and 2003 full year financial results, furnished by the Registrant under Item 12. On Addendum pages 2 and 3 in the tables to the press release, the Registrant reported the non-GAAP measure of return on equity ratio for reported results for the fourth quarter ended December 31, 2003 of 12.2%. The ratio should have been reported as 15.6%. No other changes are being made in the press release or the tables by this amendment.

Item 7.	Financial Statements and Exhibits

(c) Exhibits: This exhibit is furnished pursuant to Item 12 and should not be deemed “filed” under the Securities Exchange Act of 1934.

99.1	Corrected press release dated January 13, 2004

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

/s/ Frederick P. Baughman

Name:	Frederick P. Baughman
Title:	Senior Vice President, Controller and Chief Accounting Officer

Date: January 20, 2004

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EXHIBIT INDEX

Exhibit

99.1	Corrected press release dated January 13, 2004

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